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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                   FORM 8-K/A
                               (AMENDMENT NO. 1)


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 14, 1998




                        MICROCIDE PHARMACEUTICALS, INC.
               (Exact name of registrant as specified in charter)


              Delaware                    0-28006                       94-3186021
              --------                    -------                       ----------
(State or other jurisdiction of     (Commission File Number)           (IRS Employer
           incorporation)                                          Identification Number)



                                850 Maude Avenue
                            Mountain View, CA 94043
                    (Address of Principal Executive Offices)

                                 (650) 428-1550
              (Registrant's Telephone Number, Including Area Code)
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                                EXPLANATORY NOTE

     The undersigned Registrant hereby amends item 7(b) of its Form 8-K originally filed with the Securities and Exchange Commission on January 29, 1998 to provide the financial statements required by Article 11 of Regulations S-X.



Item 7          FINANCIAL STATEMENTS AND EXHIBITS.


        (b)     Pro Forma Financial Information.

                The financial statements required by Article 11 of Regulation S-X are expected to be filed by the Registrant within sixty (60) days of the date of this Report.

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                                   SIGNATURES




        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MICROCIDE PHARMACEUTIALS, INC.




Dated: January 30, 1998                 By:  /s/ MATTHEW J. HOGAN
                                           ---------------------------
                                           Matthew J. Hogan
                                           Chief Financial Officer
                                           (principal financial and
                                           accounting officer)